                AMENDMENT NO. 1 TO SALARY CONTINUATION AGREEMENT

          This Amendment No. 1 to Salary Continuation Agreement ("Amendment No. 1") is made as of December 4, 1998 by and between Chart Industries, Inc., a Delaware corporation (the "Company"), and Don A. Baines (the "Employee").

                                   WITNESSETH:

          WHEREAS, the Compensation Committee of the Board of Directors has determined that modification of the Salary Continuation Agreement dated as of May 22, 1996 by and between the Company and the Employee (the "Agreement") is appropriate to ensure the continued dedication of the Employee to the Company, notwithstanding the possibility, threat or occurrence of a Change of Control (as defined in the Agreement), and to update certain information contained in the Agreement; and

          WHEREAS, the Compensation Committee has caused the Company to prepare this Amendment No. 1 to reflect such modifications and updated information;

          NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

          1. SALARY CONTINUATION PERIOD. Section 3.1(i) is restated in its entirety to read as follows:

          "(i) the date that is 24 months subsequent to the Effective Date,".

          2. COMPANY ADDRESS. The address of the Company in Section 7(b)is amended to read as follows:

                Chart Industries, Inc.
                5885 Landerbrook Drive
                Suite 150
                Mayfield Heights, Ohio  44124.

          3.    NO OTHER PROVISION MODIFIED. Except as modified by Sections
1 and 2 hereof, all other provisions of the Agreement remain in full force and effect.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands as of the day and year first above written.

                                       /s/ Don A. Baines
                                       ----------------------------------
                                       Don A. Baines

                                       CHART INDUSTRIES, INC.

                                       By:/s/ Arthur S. Holmes
                                       ----------------------------------
                                              Arthur S. Holmes
                                              Chairman and Chief Executive
                                              Officer

Attest: /s/Thomas F. McKee
       -----------------------------
         Thomas F. McKee
         Secretary


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